Wherify Wireless, Inc.

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Wherify Wireless, Inc. – Proprietary & Confidential

This presentation and any subsequent question and answer period contains forward-looking statements.  All statements other than statements of historical fact are statements that could be forward-looking statements, including but not limited to, statements regarding our goals, the integration of cellular and GPS technologies, our target markets, the scalability of our location service centers, the effectiveness of our service and acceptance of our products, the roaming capability of the Wherifone, our distribution channels, anticipated hardware cost, our planned pricing and its attractiveness, our financial model, our sources of revenue, our target markets, our international business model and our projected financial results (including results for our fourth quarter ended June 30, 2006).  The forward-looking statements involve risks and uncertainties and other factors that could cause actual results to differ materially from those predicted in any forward-looking statement.  These risks, uncertainties and other factors include, but are not limited to, potential loss of key personnel, failure to raise substantial additional capital, delays, disruptions or quality control problems in manufacturing, acceptance of our service and products, the failure of the markets for our products and services to expand, failure to establish and maintain distribution channels for our products, competition, protection of our intellectual property and claims of infringement by others, compliance with wireless industry standards, government regulation and other factors detailed in documents we file with the Securities and Exchange Commission
(including those set forth in our Annual Report of Form 10K-SB).  We assume no obligation to update any information contained in forward looking statements.

Cautionary
Statement

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WHERIFY

Wherify Wireless, Inc. – Proprietary & Confidential

Wireless Location Services

Established in 1998

Corporate headquarters  in Redwood Shores, CA

34 Employees

In-house engineering

“Aided” GPS Expertise

Cellular and RF Expertise

Public company since 2005

      Wherify Leadership

Name and Title               Background

Doug Hajjar

Co-Founder and

Co-Chairman

Timothy J. Neher

Founder and CEO

Jerry Parrick

President

Mark Gitter

CFO

Robert Jacobsen

CIO

James Harris

VP World Sales

and Marketing

William Scigliano

President Government

Division

Anthony LaRochelle

Chief Scientist

Mr. Hajjar was formerly Chairman of Control Data Corporation,

Vice Chairman of Cadence Design, Chairman and CEO of Valid

Logic, Chairman and CEO of Telesis Systems, and CFO and

COO of GenRad

Mr. Neher was VP, Marketing and Sales for CTH Consumer

Plastic, Inc. and VP, Operations for Windy City Product

Development.

Mr. Parrick was a senior executive at Pacific Bell and U.S. West and CEO of two telecommunications startups.

Mr. Gitter worked as CFO at Hyseq (now Nuvelo) and in various capacities at Syntx and Intel.

Mr. Jacobsen spent more than 13 years at Compaq/Tandem.

Developing over 200 data centers worldwide controlling them from
Cupertino CA

Mr. Harris was VP Sales and Channel Marketing at Sony

Electronics, Group VP of Corporate Marketing at Hitachi Data

Systems and EVP at Ricoh Corporation.

Mr. Scigliano worked as Executive Director, Corporate & Public

Issues for British Columbia, Canada and as a liaison to the U. S.

National Association of Attorneys General.

Mr. LaRochelle worked as SVP of Operations & Engineering at

Westinghouse Security Electronics, and VP of Operations at

Loral Fairchild Sensors.

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Wherify Wireless, Inc. – Proprietary & Confidential

LSC

Servers

INTERNET

Any GSM

Cellular Network

With SMS & GPRS

WEB

Serv
ers

MAPPING

Servers

GPS Reference

Stations

Aerial

Imagery

U.S. Government

GPS Satellites

End-To-End Solution:

Utilizes Billions of Dollars of Infrastructure

Fully Carrier Agnostic

End User

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Wherify Wireless, Inc. – Proprietary & Confidential

Breakthrough GPS Locator Phone

The Wherifone end-to-end service offering is
comprised of Wherifone handsets and mapping &
location management back-end system

Two-way voice over GSM networks

3 programmable buttons for one-touch dialing

Manage outbound calling

Control calling costs

Internal 20 number phone book

Built-in Enhanced GPS location capability

1-20 meter accuracy in lightly blocked areas

Will Support Global Service footprint with

Breadcrumbing

Geo fencing (future)

Web, cell or land line initiation of a locate

Up to 4 day stand-by time/300 minutes talk time

Weighs less than 70 grams

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Wherify Wireless, Inc. – Proprietary & Confidential

Retail ESP of $99.95

Wherifone G550: 900/1800/1900 Mhz

Wherifone G560: 850/1800/1900 Mhz

Five color options

Range of accessories available

Product Family

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Wherifone

Wherify Wireless, Inc. – Proprietary & Confidential

Wherify Is Performing Locates Globally

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Wherifone

2006 World Cellular Subscribers
2,000,000,000
1,500,000,000
1,000,000,000
500,000,000
0
1
CDMA
GSM

Wherify Wireless, Inc. – Proprietary & Confidential

GSM Tops 2 Billion Users In Over 200 Countries

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Wherifone

Call. Find. Track.
Locating Infinite Possibilities.
911
assets
fleet
cargo
public safety
personal safety

Wherify Wireless, Inc. – Proprietary & Confidential

Pre-teen’s “first” phone

Right of Passage

Location Peace of Mind

Parent managed outgoing calls

Senior’s “companion” phone

Easy one-touch dialing

Location identification

Enhanced emergency assistance

Small/medium  business mobile “work” phone

Quickly locate workers and vehicles

Manage calling expenses

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World Population Distribution By Age
5 - 14 Years
65 + Years
Other Years

Wherify Wireless, Inc. – Proprietary & Confidential

Source: U. S. Census Bureau

1,190,978,347

484,053,828

Target Market = ~25% of the World’s Population

With Just “Tweens” and Seniors

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Wherifone

Co-Lo Access
Internet
VPN
Wherify HQ
Rush Order
Intrado

Worldwide Service Centers.swf

Wherify Wireless, Inc. – Proprietary & Confidential

Location Service Center

75 Developers / 3 Years to
develop

Up to 2MM devices -  60
locates / sec.

Scaleable within weeks to
6M devices

Availability > 99.999

Successfully interfaced
with Wherify devices
throughout North America

World-wide LSC coverage:
3 LSC’s now; a total of 5 by
EOY

Successfully interfaced to
non-Wherify devices

Physical View

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Wherifone

Wherify Wireless, Inc. – Proprietary & Confidential

               Location Service Center

Location:        Sao Paulo, Brazil

Service Area: South America

Status:            Planned Q1-07

               Location Service Center

Location:        Sunnyvale, CA

Service Area: North America

                       Mexico / Chile / Brazil

                       Europe

Status:            In Service

               Location Service Center

Location:        Johannesburg, SA

Service Area: South Africa

Status:            Planned Q4-06

               Location Service Center

Location:        Dublin, Ireland

Service Area: Europe

Status:            Planned Q1-07

               Location Service Center

Location:        Hong Kong

Service Area: China

Status:            In Service

               Location Service Center

Location:        Singapore

Service Area: Asia

Status:            Planned Q2-07

Wherify LSC’s Give World-Wide Coverage

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Wherifone

Wherify Wireless, Inc. – Proprietary & Confidential

INTERNET

Any GSM

Cellular Network

With SMS & GPRS

WEB

Serv
ers

MAPPING

Servers

GPS Reference

Stations

Aerial

Imagery

U.S. Government

GPS Satellites

End User

1. Report Your Location

2. LSC Sends

     A-GPS Data

3. Locator Determines Position

5. Location Displayed

How Locates Happen

4. Reports L & L Back to LSC

LSC

Servers

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Wherify Wireless, Inc. – Proprietary & Confidential

1.  Subscriber requests location report by either:

a) Phone call to Service Center

b) Internet

2. Subscriber Receives Detailed Information

How the Location Service Works

Street Map and

Aerial Photography

c) SMS message from/to any cell phone

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Wherifone
Location Service Center
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Welcome to Wherifone.
Welcome! Our Location Service Center provides you with simple and easy access to find and manage your Wherifone Device. You can also register your mobile phone on this website to allow requesting your Wherifone's location from you mobile phone.
How Can We Help You?
Find and schedule location request of love ones.
Program phone numbers on the Wherifone device.
Set up reminders for kids activities.

Wherify Wireless, Inc. – Proprietary & Confidential

Log-on using your security code and ID…

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Wherifone

Wherifone Location Service Center
Welcome back, Mary | SIGN OUT
locate device find a phone
set up manage your phones
my account manage your profile
history see your recent activity
help & tutorial learn how to use wherify
Locate Device
CHOOSE THE PERSON YOU WOULD LIKE TO LOCATE
ICON VIEW LIST VIEW
David
Jenny
Michael
Paul
Alice
Cindy
Peter
Serena
Laura
Selected David and Michael
USE FOLLOW OPTIONS
Number of locates 5
Locate every 2 hours
Follow David and Michael Every 2 hours for 5 times
Follow Now

Wherify Wireless, Inc. – Proprietary & Confidential

Click “Locate” and the phone uses GPS to locate itself…

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Wherifone

Wherifone Location Service Center
Welcome back, Mary | SIGN OUT
locate device
find a phone
set up
manage your phones
my account
manage your profile
history
see your recent activity
help & tutorial
learn how to use wherify
aerial map
vector map
NORTH
SOUTH
WEST
EAST
MapPoint
10/06/2006 18:10:13
John
Sunwood Meadows Pl
San Jose, CA 95119
HIGH ACCURACY
LOW ACCURACY

aerial map
vector map
NORTH
SOUTH
WEST
EAST

Wherify Wireless, Inc. – Proprietary & Confidential

Mapping - Aerial and Vector

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Wherifone

Wherify Wireless, Inc. – Proprietary & Confidential

Only GSM end-to-end turn-key GPS locating solution

Service launched in the US, Chile and Italy

The Wherifone can roam internationally

Tri-Band GSM Cell phone (850/1800/1900, 900/1800/1900) with
GPRS

Locates performed world-wide

The Wherifone meets GSM Industry requirements

PCS Type Certification Review Board (PTCRB)

Full Type Approval (FTP)

Global Certification Forum (GCF)

The Wherifone meets market needs

Growing pre-teen and elderly markets

Dispatch and delivery need for LBS and managed call capabilities

Going to Market Worldwide

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Wherifone

MODELABS mobile on demand

AMERICAN NETWORK COMPUTERS

TOYS "R" US

Oriant never alone

HSG HOME SHOPPING GROUP

Worldwide Market Opportunity.swf

Wherify Wireless, Inc. – Proprietary & Confidential

     Types of Distribution Channels

Fleet, personal,
and asset safety

Affinity

Rationale

Channel

Complementary
product and
service offering

Telecom
Carriers

Consumer safety
and location
solutions

Reaching
consumers
through mass
media

Retail /
Wholesale

Infomercials

Extending safety
solutions outside
of the home

Safety & Security

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Wherify Wireless, Inc. – Proprietary & Confidential

Business Models

Wholesale (International)

Retail (U.S. & Canada)

Wherify

Brands the phone

Sells hardware to retailers

Resells carrier service

Sells service packages

Owns the customer

Wherify earns revenue from:

Cellular minutes of use

Locates

Overages

Vertical services

Carrier/Distribution Partners

Brands the phone

Distributes the phones

Sells service packages

Owns the customer

Wherify earns revenue from:

Subscriber location services

  ($3-6 per month)

Overage in locates

Additional vertical services

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Wherify Wireless, Inc. – Proprietary & Confidential

Service Plans (US & Canada)

† Units and prices reflect different carriers in the US & Canada

*1 Unit = 1 MOU or GPS locate

Optional insurance available as well as dynamic rate plan that automatically adjusts user plan to optimal price level based upon current usage.

Basic

Expandable

Premium

Business

USD Price†

$19.95

$26.95

$36.95

$46.95

US Units*

60

100

150

200

CDN Price †

$25

$35

$45

$70

Canada Units*

100

200

300

500

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Wherify Wireless, Inc. – Proprietary & Confidential

Service and Retail Partnerships

International Service Partners

EntelPCS (Chile)

Telbios (Italy)

Distribution

D&H Distributing

SED International

WYNIT

Major Retail & E-tail partners

Toys R Us

Costco

Amazon

Discovery

Home Shopping Group

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Wherify Wireless, Inc. – Proprietary & Confidential

International Summary

11 Countries Engaged in Project Development

5 Signed contracts

Brazil, Australia, Chile and Italy announced

6 Targeted negotiations underway

More Countries Engaged in ongoing
discussions

Russia

Germany

Poland

Turkey

El Salvador

China

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Wherifone

Wherify Wireless, Inc. – Proprietary & Confidential

One Platform,  Many Uses

Wherify’s technology
can power a variety of
Location products

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Wherify Wireless, Inc. – Proprietary & Confidential

Strategic Partnerships

Co-development

Siemens

Flextronics

SiRF

Qualcomm

Manufacturing

Jabil Systems

Customer Care & Billing

eLabs

NuComm

Interlink

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Wherifone

2005

2005

2002

2002

2001 BEST OF

Popular Mechanics EDITOR'S CHOICE AWARDS

BUSINESS 2.0

2003 BEST OF WHAT'S NEW SHOWCASE

Wherify Wireless, Inc. – Proprietary & Confidential

CES 2005 Award for Innovation in Wireless
Communications

CES 2005 Award for Innovation in Mobile/Vehicle
Electronics Navigation, Safety and Security

Popular Science’s “Best of What’s New for 2003

Time Magazine’s Time4Kids “Coolest Invention for 2003”

Family Circle Magazine – “High-Tech Hot List 2003”

CES 2002 Winner Best of Innovations Personal
Electronics & Honoree for Design and Engineering in
Wireless Communications

Retail Vision Fall 2001 – Best New Product & Best New
Technology

Popular Mechanics Winner – Editor’s Choice

Business 2.0 – Editor’s Choice

ABC News – Best Invention of 2002

Wherify: A Recognized Leader

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The New York Times

THE WALL STREET JOURNAL

abc WORLD NEWS TONIGHT WITH PETER JENNINGS

THE OPRAH WINFREY SHOW

PC WORLD

CBS NEWS

WHERIFY
YOUR WORLD W/CAVUTO
TIMOTHY NEHER
WHERIFY WIRELESS CEO

Parenting

BUSINESS 2.0

PC MAGAZINE

cnet

TIME

TODAY

FamilyCircle It Gets Lived

WIRED

MONTEL

FORTUNE

Wherify Wireless, Inc. – Proprietary & Confidential

Unique Media Positioning and Exposure

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Wherify Wireless, Inc. – Proprietary & Confidential

Wherify Patents and Patent Applications

18-May-
1999

08-Dec-1997

Issued

Global positioning
satellite tracking
device

Utility

5,905,461

26-Mar-
2002

09-Mar-
2001

Issued

Personal location
detection system

Utility

6,362,778

14-May-
2002

26-Mar-
2000

Issued

Global cellular
position tracking
device

Utility

6,388,612

10-May-
2005

Pending

31984-705

SECURITY
TRACKER

Utility

11/126,827

18-Mar-
2005

Pending

31984-703

GPS PERSONAL
LOCATOR PHONE

Design

29/225,755

01-Mar-
2005

Pending

31984-702

GPS PERSONAL
LOCATOR PHONE

Design

29/224,470

01-Mar-
2005

Pending

31984-701

GPS WIRELESS
LOCATOR

Provisional
Utility

60/658,004

Issue Date

Filing Date

Status

Attorney
Case
Number

Name

Type

App/Patent
Number

.

Potential Recurring Revenue Results

Fiscal Year ‘07

Fiscal Year ‘08

Revenue                            $50 Million            $150 Million

Operating Income          $  4 Million               $  50 Million

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Wherifone

Wherify Wireless, Inc. – Proprietary & Confidential

Summary

Similar to the carriers vision to simplify the
wireless experience for consumers and
businesses, Wherify’s vision is to simplify the
LBS experience for both our carrier partners
and their customers through:

Easy to use hardware platform

Simple user-interface

Affordable rate plans

End-to-End solution

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